FORM 8-K
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 18, 2001

TRW Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-2384	34-0575430

(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(I.R.S. Employer Identification Number)

1900 Richmond Road, Cleveland, OH	44124

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (216) 291-7000

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events

      On January 18, 2001, TRW Inc. (the “Company”) issued a press release announcing that its TRW Vehicle Safety Systems subsidiary had reached proposed settlements regarding alleged environmental violations in Mesa, Arizona. A copy of the press release is attached as Exhibit 99 and is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Exhibits.

(99) Press release issued by TRW Inc., dated January 18, 2001.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW Inc.

By:	/s/ Kathleen A. Weigand

Kathleen A. Weigand Vice President, Assistant General Counsel and Assistant Secretary

DATE: January 18, 2001

EXHIBIT INDEX

Exhibit Number	Description

(99)	Press release issued by TRW Inc., dated January 18, 2001.